UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 18, 2009

PLATO LEARNING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20842	36-3660532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10801 Nesbitt Avenue South Bloomington, MN	55437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 832-1000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On December 18, 2009, the Compensation Committee of our Board of Directors approved the Fiscal 2010 Leadership Incentive Plan and the related revised forms of stock appreciation rights agreement and performance share award agreement for our executive leadership team.  The agreements and any equity awards under the Fiscal 2010 Leadership Incentive Plan are under the 2006 Stock Incentive Plan. A description of the Fiscal 2010 Leadership Incentive Plan and revised forms of agreement are attached hereto as Exhibit 10.1, 10.2 and 10.3.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1                      Fiscal 2010 Leadership Incentive Plan.
Exhibit 10.2                      Form of Stock Appreciation Rights Agreement.
Exhibit 10.3                      Form of Performance Share Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PLATO LEARNING, INC.

December 24, 2009                                                                        By         /s/ Robert J. Rueckl
Robert J. Rueckl
Vice President and
Chief Financial Officer